UNITED STATE
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): March 4, 2010

                          SYNERGY RESOURCES CORPORATION
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             (Exact name of registrant as specified in its charter)

          Colorado                         None                   20-2835920
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(State or other jurisdiction       (Commission File No.)       (IRS Employer
      of incorporation)                                      Identification No.)

                                20203 Highway 60
                           Platteville, Colorado 80651
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          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:    (970) 737-1073
                                                       --------------

                                       N/A
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          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 3.02.   Unregistered Sales of Equity Securities

      See Item 8.01 of this report.

      The Company relied upon the exemption provided by Rule 506 of the Securities and Exchange Commission in connection with the sale of the securities described in Item 8.01.


Item 8.01.   Other Events

      On December 29, 2009 the Company closed on the private sale of 41.65 Units. The Units were sold at a price of $100,000 per Unit.

      Each Unit consisted of one Promissory Note in the principal amount of $100,000 and 37,000 warrants. The Notes bear interest at 8% per year, payable quarterly, and mature on December 31, 2012. At any time after May 31, 2010 the Notes can be converted into shares of the Company's common stock, initially at a conversion price of $1.60 per share. Each warrant entitles the holder to purchase one share of the Company's common stock at a price of $6.00 per share. The warrants expire December 31, 2014.

      As of March 4, 2010 the Company had closed on the sale of an additional
120.58 Units.

      The Company modified the terms of its Unit offering such that the investors that collectively purchased the 162.23 Units will receive warrants to purchase 50,000 shares of the Company's common stock, as opposed to warrants to purchase 37,000 shares of the Company's common stock.

      The Company will use the proceeds from the sale of the Units for its 35 well 2009/2010 drilling program in the Wattenberg Field of the D-J Basin. As of March 5, 2010, the Company had drilled eleven wells and completed nine wells. Four of these wells have been placed in production. The Notes will be secured by any oil or gas wells drilled, completed or acquired with the proceeds from the offering.

      The Units sold to date have not been, and any additional Units which may be sold will not be, registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration.




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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 5, 2010

                          SYNERGY RESOURCES CORPORATION



                                 By:  /s/ Ed Holloway
                                      ----------------------------
                                       Ed Holloway, President











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